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                                                                   Exhibit 10(c)


                               HARRIS CORPORATION
                              STOCK INCENTIVE PLAN
                          AMENDED AS OF AUGUST 23, 1997

1.       PURPOSE.

         The purpose of the Harris Corporation Stock Incentive Plan (the "Plan") is to promote the long-term growth and performance of Harris Corporation (the "Corporation") and its affiliates and to attract and retain outstanding individuals by awarding directors and salaried employees performance-based stock awards, restricted stock, stock options, stock appreciation rights and/or other stock-based awards.

2.       DEFINITIONS

         The following definitions are applicable to the Plan:

         "Award" means the grant of performance shares, restricted stock, stock options, stock appreciation rights or other share-based award under the Plan.

         "Board" means the Board of Directors of the Corporation.

         "Board Committee" means a committee of the Board consisting of Outside Directors.

         "Commission" means the Securities and Exchange Commission.

         "Committee" means a committee of the Board to which the Board has delegated authority and responsibility under the Plan and which shall be appointed by, and serve at the pleasure of, the Board, and shall be constituted so as to be comprised solely of two or more Outside Directors and which shall satisfy any applicable legal requirements, including the requirements of Rule 16b-3 promulgated by the Commission under the Securities Exchange Act of 1934, as amended from time to time, or under any successor rule adopted by the Commission and Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

         "Common Stock" means the common stock of the Corporation, $1.00 par value per share.

         "Executive Officer" means any Participant the Board has designated as an executive officer of the Corporation for purposes of reporting under the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto.

         "Grant Date" means the date on which the grant of an Option under
Section 7.1 hereof or a SAR under Section 8.1 hereof becomes effective pursuant to the terms of the Stock Option Agreement or Stock Appreciation Rights Agreement, as the case may be, relating thereto.



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         "Non-employee Director" means a member of the Board who is not an employee of the Corporation or any affiliate thereof.

         "Option" means the option to purchase shares of Common Stock granted under Sections 7.1 and 10.1 hereof.

         "Option Price" means the purchase price of each share of Common Stock under an Option.

         "Outside Director" means a member of the Board who is not an employee of the Corporation or any affiliate thereof and who qualifies as (i) a "Non-Employee Director" under Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended from time to time, and (ii) an "Outside Director" under
Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

         "Participant" means any salaried employee of the Corporation and its affiliates designated by the Board Committee to receive an Award under the Plan.

         "Performance Goal" means any of the following measurements: the Corporation's revenue, earnings per share of Common Stock, net income, return on equity, return on capital, return on assets, total shareholder return or cash flow, or any combination thereof.

         "Performance Period" means the period of time established by the Board Committee for achievement of certain objectives under Section 5.1 hereof.

         "Shares" means shares of Common Stock, subject to adjustments made under Section 3.2 or operation of law.

         "Restriction Period" means the period of time established by the Board Committee during which certain restrictions as to vesting and on the sale or other disposition of Shares awarded under the Plan remain in effect under
Section 6.1 hereof.

         "Stock Appreciation Rights" or "SARs" means the right to receive a cash payment from the Corporation equal to the excess of the fair market value of a stated number of shares of Common Stock at the exercise date over a fixed price for such shares.

         "Units" means units under a share-based award that is payable solely in cash or is actually paid in cash, determined by reference to the number of shares by which the share- based award is measured.

3.       SHARES AND UNITS SUBJECT TO PLAN

         3.1 SHARES RESERVED UNDER THE PLAN. (a) The aggregate number of Shares which may be awarded under the Plan in each fiscal year of the Corporation, subject to adjustment as



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provided in Section 3.2 hereof, shall be one percent (1%) of the total outstanding Shares as of the first day of such year for which the Plan is in effect; provided that no more than two million (2,000,000) Shares shall be cumulatively available for the grant of incentive stock options under the Plan. In addition, any Common Stock issued by the Corporation through the assumption or substitution of outstanding grants from an acquired corporation or entity shall not reduce the shares available for grants under the Plan. Shares to be issued pursuant to the Plan may be authorized and unissued Shares, treasury Shares, or any combination thereof.

         (b) AGGREGATE UNIT LIMIT. The aggregate number of Units which may be awarded under the Plan in each fiscal year of the Corporation, subject to adjustment as provided in Section 3.2 hereof, shall be one percent (1%) of the total outstanding Shares as of the first day of such year for which the Plan is in effect.

         (c) REISSUE OF SHARES AND UNITS. The number of Shares and Units shall be increased in any year by the number of Shares or Units available for grant hereunder in previous years but not subject of Awards granted hereunder in such year. Subject to Section 8.2 hereof, if any Shares or Units subject to an Award hereunder are forfeited or any such Award otherwise terminates without the issuance of such Shares or Units to a Participant, or if any Shares are surrendered by a Participant in full or partial payment of the Option Price of an Option, such Shares or Units, to the extent of any such forfeiture, termination or surrender, shall again be available for grant under the Plan.

         3.2 ADJUSTMENTS. Subject to Section 12 hereof, the aggregate number of Shares which may be awarded under the Plan and outstanding Awards shall be adjusted by the Board Committee to reflect a change in the capitalization of the Corporation, including but not limited to, a stock dividend or split, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, spin-off, spin-out or other distribution of assets to shareholders; provided that the number and price of shares subject to outstanding Options granted to Non-employee Directors pursuant to Section 10 hereof and the number of shares subject to future Options to be granted pursuant to Section 10 shall be subject to adjustment only as set forth in Section 10 hereof.

4.       ADMINISTRATION OF PLAN

         4.1 ADMINISTRATION BY THE BOARD. The Plan shall be administered by the Board Committee; PROVIDED, HOWEVER, the Board Committee may delegate some or all of its authority and responsibility under the Plan to the Committee; PROVIDED, FURTHER, that the Board Committee may not delegate to the Committee any authority to make Awards hereunder to any Executive Officer who is also a member of the Board. The Board Committee shall have authority to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to prescribe the form of any agreement or instrument executed in connection herewith, and to make all other determinations necessary or advisable for the administration of the Plan. All such interpretations, rules, regulations and determinations shall be conclusive and binding on all persons and for all purposes. In addition, the Board Committee shall have authority, without amending the Plan, to grant Awards hereunder to Participants who are foreign nationals or employed outside the United States or both, on terms and conditions different from those



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specified herein as may, in the sole judgment and discretion of the Board
Committee, be necessary or desirable to further the purpose of the Plan or to comply with foreign legal or regulatory requirements. Notwithstanding the foregoing, neither the Board, the Board Committee nor the Committee shall have any discretion with respect to Options granted to Non-employee Directors pursuant to Section 10 hereof.

         4.2 DESIGNATION OF PARTICIPANTS. Participants shall be selected, from time to time, by the Board Committee, from those salaried employees of the Corporation and its affiliates who, in the opinion of the Board Committee, have the capacity to contribute materially to the continued growth and successful performance of the Corporation.

5.       PERFORMANCE SHARE AWARDS

         5.1 AWARDS. Awards of Shares may be made, from time to time, to such salaried employees of the Corporation and its affiliates as may be selected by the Board Committee. The release of such Shares to the Participant subject to such Awards shall be contingent upon (i) the degree of attainment of the applicable Performance Goals during the Performance Period relative to such objectives as shall be established by the Board Committee and (ii) the expiration of the Performance Period. Except as provided in Section 11 hereof and the Performance Share Award Agreement between the Participant and the Corporation, Shares subject to such Awards under this Section 5.1 shall be released to the Participant only after the expiration of the relevant Performance Period. Each Award under this Section 5.1 shall be evidenced by a Performance Share Award Agreement between the Participant and the Corporation which shall specify the applicable Performance Goals, the Performance Period, any forfeiture conditions and such other terms and conditions as the Board Committee shall determine.

         5.2 PAYOUTS. Upon expiration of the Performance Period, the Corporation shall at its option, cause such shares as to which a Participant is entitled either (i) to be issued by a certificate registered in the name of the Participant or his designee evidencing the Shares to which the Participant is entitled and release such Shares to the custody of the Participant or (ii) to be credited to an account for the benefit of the Participant maintained by the Corporation's stock transfer agent or its designee.

         5.3 RIGHTS AS SHAREHOLDERS. Subject to the provisions of the Performance Share Award Agreement between the Participant and the Corporation, during the Performance Period, Participants may exercise full voting rights with respect to all Shares awarded thereto under Section 5.1 hereof and shall be entitled to receive dividends and other distributions paid with respect to those Shares.

         5.4 TRANSFERABILITY OF SHARES. Shares awarded under the Plan shall not be sold, exchanged, assigned, transferred, pledged, hypothecated or otherwise disposed of until the expiration of the Performance Period.

         5.5 TERMINATION OF EMPLOYMENT. If a Participant ceases to be an employee of either the Corporation or of one of its affiliates, the number of Shares subject of the Award, if any, to



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which the Participant shall be entitled shall be determined in accordance with the Performance Share Award Agreement between the Participant and the Corporation.

         5.6 TRANSFER OF EMPLOYMENT. If a Participant transfers employment from one business unit of the Corporation or any of its affiliates to another business unit during a Performance Period, such Participant shall be eligible to receive such number of Shares as the Board Committee may determine based upon such factors as the Board Committee in its sole discretion may deem appropriate.

         5.7 INDIVIDUAL SHARE LIMITATION. The number of Shares for which a Performance Share Award may be granted to any Participant who is an Executive Officer shall not exceed 100,000 Shares in any fiscal year.

6.       RESTRICTED STOCK AWARDS

         6.1 AWARDS. Awards of Shares subject to such restrictions as to vesting and otherwise as the Board Committee shall determine, may be made, from time to time, to salaried employees of the Corporation and its affiliates as may be selected by the Board Committee. The Board Committee may in its sole discretion at the time of the Award or at any time thereafter provide for the early vesting of such Award prior to the expiration of the Restriction Period. Each Award under this Section 6.1 shall be evidenced by a Restricted Stock Award Agreement between the Participant and the Corporation which shall specify the vesting schedule, any rights of acceleration, any forfeiture conditions, and such other terms and conditions as the Board Committee shall determine.

         6.2 PAYOUTS. Upon expiration of the Restriction Period, the Corporation shall at its option, cause such shares as to which a Participant is entitled to either (i) to be issued by a stock certificate registered in the name of the Participant or his designee and release such Shares to the custody of the Participant or (ii) to be credited to an account for the benefit of the Participant maintained by the Corporation's stock transfer agent or its designee.

         6.3 RIGHTS AS SHAREHOLDERS. During the Restriction Period, Participants may exercise full voting rights with respect to all Shares awarded thereto under
Section 6.1 hereof and shall be entitled to receive dividends and other distributions paid with respect to those Shares.

         6.4 TRANSFERABILITY OF SHARES. Shares awarded under the Plan shall not be sold, exchanged, assigned, transferred, pledged, hypothecated or otherwise disposed of until the expiration of the Restriction Period.

         6.5 TERMINATION OF EMPLOYMENT. If a Participant ceases to be an employee of either the Corporation or of any of its affiliates, the number of Shares subject of the Award, if any, to which the Participant shall be entitled shall be determined in accordance with the Restricted Stock Award Agreement between the Participant and the Corporation. All remaining shares as to which restrictions apply at the date of termination of employment shall be forfeited subject to such exceptions, if any, authorized by the Board Committee.



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7.       STOCK OPTIONS

         7.1 GRANTS. Options may be granted, from time to time, to such salaried employees of the Corporation and its affiliates as may be selected by the Board Committee. The Option Price shall be determined by the Board Committee effective on the Grant Date; PROVIDED HOWEVER, that such price shall not be less than one hundred percent (100%) of the fair market value of a Share on the Grant Date. The number of Shares subject to each option granted to each Participant, the terms of each option, and any other terms and conditions of an Option granted hereunder shall be determined by the Board Committee, in its sole discretion, effective on the Grant Date; PROVIDED, HOWEVER, that no Option shall be exercisable any later than ten (10) years from the Grant Date. Each Option shall be evidenced by a Stock Option Agreement between the Participant and the Corporation which shall specify the type of Option granted, the Option Price, the term of the Option, the number of Shares to which the Option pertains, the conditions upon which the Option becomes exercisable and such other terms and conditions as the Board Committee shall determine.

         7.2 PAYMENT OF OPTION PRICE. No Shares shall be issued upon exercise of an Option until full payment of the Option Price therefor by the Participant. Upon exercise, the Option Price may be paid in cash, in Shares having a fair market value equal to the Option Price, or in any combination thereof.

         7.3 RIGHTS AS SHAREHOLDERS. Participants shall not have any of the rights of a shareholder with respect to any shares subject to an Option until such Shares have been issued upon the proper exercise of such Option.

         7.4 TRANSFERABILITY OF OPTIONS. Except as permitted by this Section 7.4, Options granted under the Plan may not be sold, transferred, pledged, assigned, hypothecated or otherwise disposed of other than by will or by the laws of descent and distribution. The Board Committee or the Committee may, in its discretion, authorize all or a portion of the Options to be granted to a Participant (other than incentive stock options) to be on terms which permit transfer by such Participant to (i) immediate family members of the Participant or to a trust, partnership or limited liability company for the benefit of such immediate family members, (ii) pursuant to domestic relations orders referred to in Rule 16a-12 under the Securities Exchange Act of 1934, as amended from time to time, and (iii) to other transferees permitted by the Board Committee or the Committee in its discretion (such transferees of a Participant are referred to as "PERMITTED TRANSFEREES") provided that (x) there may be no payment of consideration for any such transfer, (y) the Stock Option Agreement shall specifically provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Options shall be prohibited except without consideration for such transfer to the Participant or a Permitted Transferee of the Participant. Following transfer, Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer; the Participant shall remain subject to applicable tax withholding; the events of termination of employment of a Participant shall



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continue to be applied with respect to the Permitted Transferee; and all other terms of the Option shall remain unchanged. All Options granted to a Participant under the Plan shall be exercisable during the lifetime of such Participant only by such Participant, his agent, guardian or attorney-in-fact or by a Permitted Transferee.

         7.5 TERMINATION OF EMPLOYMENT. If a Participant ceases to be an employee of either the Corporation or of any of its affiliates, the Options granted hereunder shall be exercisable in accordance with the Stock Option Agreement between the Participant and the Corporation.

         7.6 INDIVIDUAL SHARE LIMITATION. The number of Shares for which Options may be granted to any Participant who is an Executive Officer shall not exceed 500,000 Shares over any continuous five-year period. In addition, the number of Shares for which Options may be granted to any Participant who is an Executive Officer upon exercise by such Participant of an Option for which the Option Price is paid in whole or in part in Shares shall not exceed 500,000 Shares over any continuous five-year period.

8.  STOCK APPRECIATION RIGHTS

         8.1 GRANTS. Stock Appreciation Rights may be granted, from time to time, to such salaried employees of the Corporation and its affiliates as may be selected by the Board Committee. SARs may be granted at the discretion of the Board Committee either (i) in connection with an Option or (ii) independent of an Option. The price from which appreciation shall be computed shall be established by the Board Committee at the Grant Date; PROVIDED, HOWEVER, that such price shall not be less than one-hundred percent (100%) of the fair market value of the number of Shares subject of the grant on the Grant Date. In the event the SAR is granted in connection with an Option, the fixed price from which appreciation shall be computed shall be the Option Price. Each grant of a SAR shall be evidenced by a Stock Appreciation Rights Agreement between the Participant and the Corporation which shall specify the type of SAR granted, the number of SARs, the conditions upon which the SARs vest and such other terms and conditions as the Board Committee shall determine.

         8.2 EXERCISE OF SARS. SARs may be exercised upon such terms and conditions as the Board Committee shall determine; PROVIDED, HOWEVER, that SARs granted in connection with Options may be exercised only to the extent the related Options are then exercisable. Notwithstanding Section 3.1 hereof, upon exercise of a SAR granted in connection with an Option as to all or some of the Shares subject of such Award, the related Option shall be automatically canceled to the extent of the number of Shares subject of the exercise, and such Shares shall no longer be available for grant hereunder. Conversely, if the related Option is exercised as to some or all of the Shares subject of such Award, the related SAR shall automatically be canceled to the extent of the number of Shares of the exercise, and such shares shall no longer be available for grant hereunder.

         8.3 PAYMENT UPON EXERCISE. Upon exercise of a SAR, the holder shall be paid in cash and/or Shares the excess of the fair market value of the number of Shares subject of the exercise


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over the fixed price, which in the case of a SAR granted in connection with an
Option shall be the Option Price for such Shares.

         8.4 RIGHTS OF SHAREHOLDERS. Participants shall not have any of the rights of a shareholder with respect to any Options granted in connection with a SAR until Shares have been issued upon the proper exercise of an Option.

         8.5 TRANSFERABILITY OF SARS. Except as permitted by this Section 8.5, SARs granted under the Plan may not be sold, transferred, pledged, assigned, hypothecated or otherwise disposed of other than by will or by the laws of descent and distribution. The Board Committee or the Committee may, in its discretion, authorize all or a portion of the SAR's to be granted to a Participant to be on terms which permit transfer by such Participant to Permitted Transferees provided that (x) there may be no payment of consideration for any such transfer, (y) the Stock Appreciation Rights Agreement shall specifically provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred SAR's shall be prohibited except without consideration for such transfer to the Participant or a Permitted Transferee of the Participant. Following transfer, SAR's shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer; the Participant shall remain subject to applicable tax withholding; the events of termination of employment of a Participant shall continue to be applied with respect to the Permitted Transferee; and all other terms of the SAR's shall remain unchanged. All SARs granted to a Participant under the Plan shall be exercisable during the lifetime of such Participant only by such Participant, his agent, guardian, or attorney-in-fact or by a Permitted Transferee.

         8.6 TERMINATION OF EMPLOYMENT. If a Participant ceases to be an employee of either the Corporation or of any of its affiliates, SARs granted hereunder shall be exercisable in accordance with the Stock Appreciation Rights Agreement between the Participant and the Corporation.

         8.7 INDIVIDUAL SHARE LIMITATION. The number of Shares for which SARs may be granted to any Participant who is an Executive Officer shall not exceed 500,000 Shares over any continuous five-year period.

9.       OTHER SHARE-BASED AWARDS

         Awards of Shares and other awards that are valued in whole or in part by reference to, or are otherwise based on, Shares (including, but not limited to, phantom stock or Units, performance units, bonus stock or similar securities or rights), may be made, from time to time, to salaried employees of the Corporation and its affiliates as may be selected by the Board Committee. Such Awards may be made alone or in addition to or in connection with any other Award hereunder. The Board Committee may in its sole discretion determine the terms and conditions of any such Award. Each such Award shall be evidenced by an agreement between the Participant and the Corporation which shall specify the number of Shares subject of the Award, any consideration therefor, any vesting or performance requirements and such other terms and conditions as the Board Committee shall determine. The number of shares or Units subject of any


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Awards under this Section 9 which may be granted to a Participant who is an
Executive Officer shall not exceed 100,000 Shares or Units, as the case may be, in any fiscal year.

10.      NON-EMPLOYEE DIRECTORS' OPTIONS

         10.1 GRANTS. Effective the date of the 1990 Annual Meeting of Shareholders and on the date of each Annual Meeting thereafter, each Non-employee Director shall automatically be granted an Option to purchase 1,000 Shares. All such Options shall be nonstatutory stock options. The Option Price shall be one hundred percent (100%) of the fair market value of the Shares on the date of grant.

         10.2 EXERCISE OF OPTIONS. Except as set forth in this Section 10, fifty percent (50%) of the total number of Shares subject of an Option granted to a Non-employee Director shall become exercisable on the first anniversary of the date of grant of the year in which the option is granted and twenty-five percent (25%) on the anniversary date of each of the next two succeeding years. The right to purchase Shares with respect to Shares which have become exercisable shall be cumulative during the term of the Option. Any Option granted to Non-employee Directors that has been outstanding for more than one (1) year shall immediately become exercisable in the event of a Change of Control, as hereinafter defined. The Option may be exercised by the Non-employee Director during the period that the Non-employee Director remains a member of the Board and for a period of three (3) years following retirement, provided that only those Options exercisable at the date of the Non-employee Director's retirement may be exercised during the period following retirement and provided further, that in no event shall the Option be exercisable more than ten (10) years after the date of grant.

         In the event of the death of a Non-employee Director, the Option shall be exercisable only within the twelve (12) months next succeeding the date of death, and then only (i) by the executor or administrator of the Non-employee Director's estate or by the person or persons to whom the Non-employee Director's rights under the Option shall pass by the Non-employee Director's will or the laws of descent and distribution, and (ii) if and to the extent that the Non-employee Director was entitled to exercise the Option at the date of the Non-employee Director's death, provided that in no event shall the Option be exercisable more than ten (10) years after the date of grant.

         10.3 PAYMENT OF OPTION PRICE. No Shares shall be issued upon exercise of an Option until full payment of the Option Price therefor by the Non-employee Director. Payment for the Shares may be paid in cash, in Shares having a fair market value equal to the Option Price, or any combination thereof.

         10.4 ADJUSTMENTS. In case there shall be a merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure such that the Shares are changed into or become exchangeable for a larger or smaller number of shares, thereafter the number of Shares subject to outstanding Options granted to Non-employee Directors and the number of Shares subject to Options to be granted to Non-employee Directors pursuant to the provisions of this Section 10 shall be increased or decreased, as the case may be, in direct


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proportion to the increase or decrease in the number of Shares by reason of such change in corporate structure, provided that the number of shares shall always be a whole number, and the purchase price per Share of any outstanding Options shall, in the case of an increase in the number of Shares, be proportionately reduced, and in the case of a decrease in the number of Shares, shall be proportionately increased.

11.      CHANGE OF CONTROL

         11.1 DEFINITION OF CHANGE OF CONTROL. For purposes hereof, a "change of control" shall be deemed to have occurred if:

                  (i) any "person" (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities eligible to vote for the election of the Board (the "Corporation Voting Securities"); PROVIDED, however, that the event described in this paragraph (i) shall not be deemed to be a Change of Control by virtue of any of the following acquisitions:
(a) by the Corporation or any subsidiary, (b) by any employee benefit plan sponsored or maintained by the Corporation or any subsidiary, (c) by any underwriter temporarily holding securities pursuant to an offering of such securities, (d) pursuant to a Non-Control Transaction (as defined in paragraph
(iii)), (e) pursuant to any acquisition by a corporate officer of the Corporation or any group of persons including a corporate officer;

                  (ii) individuals who, on July 1, 1996, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to July 1, 1996, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors who remain on the Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director, without objection to such nomination) shall also be deemed to be an Incumbent Director; PROVIDED, HOWEVER, that no individual initially elected or nominated as a director of the Corporation as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board of Directors shall be deemed to be an Incumbent Director;

                  (iii) the consummation of a merger, consolidation, share exchange or similar form of corporate reorganization of the Corporation or any such type of transaction involving the Corporation or any of its Subsidiaries that requires the approval of the Corporation's stockholders (whether for such transaction or the issuance of securities in the transaction or otherwise) (a "Business Combination"), unless immediately following such Business Combination:
(a) more than 80% of the total voting power of the corporation resulting from such Business Combination (including, without limitation, any corporation which directly or indirectly has beneficial ownership of 100% of the Corporation Voting Securities) eligible to elect directors of such corporation is represented by shares that were Corporation Voting Securities immediately prior to



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such Business Combination (either by remaining outstanding or being converted), and such voting power is in substantially the same proportion as the voting power of such Corporation Voting Securities immediately prior to the Business Combination, (b) no person (other than any publicly traded holding Corporation resulting from such Business Combination, any employee benefit plan sponsored or maintained by the Corporation (or the corporation resulting from such Business Combination)) becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power of the outstanding voting securities eligible to elect directors of the corporation resulting from such Business Combination, and
(c) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies the conditions specified in (a), (b) and (c) shall be deemed to be a "Non-Control Transaction"); or

                  (iv) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or the direct or indirect sale or other disposition of all or substantially all of the assets of the Corporation and its subsidiaries.

                  Notwithstanding the foregoing, a "change of control" of the Corporation shall not be deemed to occur solely because any person acquires beneficial ownership of more than 20% of the Corporation Voting Securities as a result of the acquisition of Corporation Voting Securities by the Corporation which reduces the number of Corporation Voting Securities outstanding; PROVIDED, THAT if after such acquisition by the Corporation such person becomes the beneficial owner of additional Corporation Voting Securities that increases the percentage of outstanding Corporation Voting Securities beneficially owned by such person, a "change of control" of the Corporation shall then occur.

         11.2 ACCELERATION OF BENEFITS. In the event of a "change of control" of the Corporation, all outstanding Awards shall be paid in such manner and in such amounts as determined by the Board Committee in its sole discretion at the time such Awards are made.

12.      AMENDMENT OR TERMINATION OF PLAN

         Until such time as a "change of control" shall have occurred, the Board or the Board Committee may amend, suspend or terminate the Plan or any part thereof from time to time, provided that no change may be made which would impair the rights of a Participant to whom Shares have theretofore been awarded without the consent of said Participant; and provided, further, that neither the Board nor the Board Committee may make any alteration or amendment to the Plan which would materially increase the benefits accruing to Participants under the Plan, increase the aggregate number of Shares which may be issued under the Plan (other than an increase reflecting a change in capitalization of the Corporation), change the class of employees eligible to participate in the Plan, or amend, modify or delete Section 10 hereof, without the approval of the shareholders of the Corporation so long as such approval is required by applicable law or regulation. Further, Section 10 hereof may not be amended more frequently than once every six months, except to comply with changes to the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules promulgated thereunder. After a "change of


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

control," the Board or the Board Committee shall no longer have the power to amend, suspend or terminate the Plan or any part thereof.

13.      MISCELLANEOUS

         13.1 RIGHTS OF EMPLOYEES. Nothing in the Plan shall interfere with or limit in any way the right of the Corporation or any of its subsidiaries or affiliates to terminate any Participant's employment at any time, nor confer upon any Participant any right to continued employment with the Corporation or any of its subsidiaries or affiliates.

         13.2 WITHHOLDING FOR TAXES. The Corporation shall have the authority to withhold, or to require a Participant to remit to the Corporation, prior to issuance or delivery of any Shares or cash hereunder, an amount sufficient to satisfy federal, state and local tax or withholding requirements associated with any Award. In addition, the Corporation may, in its sole discretion, permit a Participant to satisfy any tax withholding requirements, in whole or in part, by
(i) delivering to the Corporation Shares held by such Participant having a fair market value equal to the amount of the tax or (ii) directing the Corporation to retain Shares otherwise issuable to the Participant under the Plan.

         13.3 STATUS OF AWARDS. Awards hereunder shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Corporation or affiliate and shall not affect any benefits under any other benefit plan now or hereafter in effect under which the availability or amount of benefits is related to the level of compensation.

         13.4 WAIVER OF RESTRICTIONS. The Board Committee may, in its sole discretion, based on such factors as the Board Committee may deem appropriate, waive in whole or in part, any remaining restrictions or vesting requirements in connection with any Award hereunder.

         13.5 DELEGATION TO MANAGEMENT. The Board Committee may delegate to one or more officers of the Corporation or a committee of officers the right to grant Awards hereunder to employees who are not officers or directors of the Corporation and to cancel or suspend Awards to employees who are not officers or directors of the Corporation.

         13.6 ADJUSTMENT OF AWARDS. Subject to Section 12, the Board Committee shall be authorized to make adjustments in the method of calculating attainment of Performance Goals or in the terms and conditions of other Awards (except Options granted pursuant to Section 10 hereof) in recognition of unusual or nonrecurring events affecting the Corporation or its financial statements or changes in applicable laws, regulations or accounting principles; provided, however, that no such adjustment shall impair the rights of any Participant without his consent and that any such adjustments shall be made in a manner consistent with Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder. The Board Committee may also make Awards hereunder in replacement of, or as alternatives to, Awards previously granted to Participants, including without limitation, previously granted Options having higher Option Prices and grants or rights under any other plan of the Corporation or of any acquired entity. The Board Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect. In the event the Corporation shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Board Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate. Notwithstanding the above, neither the Board, the Board Committee nor any Committee shall have the right to make any adjustments in the terms or conditions of Options granted pursuant to Section 10.

         13.7 CONSIDERATION FOR AWARDS. Except as otherwise required in any applicable agreement or by the terms of the Plan, Participants under the Plan shall not be required to make any payment or provide consideration for an Award other than the rendering of services.

         13.8 DEFERRAL. Notwithstanding anything contained herein to the contrary, in the event that any Award shall be ineligible for treatment as "other performance based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended, the Board Committee, in its sole discretion, shall have the right with respect to any Executive Officer who is in the year any Award hereunder becomes deductible by the Corporation, a "covered employee" under Section 162(m) of the Internal Revenue Code of 1986, as amended, to defer, in whole or in part, such Executive Officer's receipt of such Award until the Executive Officer is no longer a "covered employee" or until such time as shall be determined by the Board Committee, provided that the Board Committee may effect such a deferral only in a situation where the Corporation would be prohibited a deduction under Section 162(m) and such deferral shall be limited to the portion of the Award that is not deductible.

         13.9 EFFECTIVE DATE AND TERM OF PLAN. The Plan shall be amended as of August 23, 1997. Unless terminated under the provisions of Section 12 hereof, the Plan shall continue in effect until terminated by the Board.

         Approved by the Board of Directors this 23rd day of August, 1997.

                                                  Attested:

                                                  /s/ R. L. Ballantyne
                                                  --------------------
                                                  Secretary